Exhibit 99.1

CoreVest American Finance 2020-1 Trust
Mortgage Pass-Through Certificates
Mortgage Loan and Sample Property Agreed-Upon Procedures

Report To:
CoreVest Purchaser 2, LLC
CoreVest American Finance Depositor LLC
Morgan Stanley & Co. LLC
Goldman Sachs & Co. LLC
Wells Fargo Securities, LLC

25 February 2020

Ernst & Young LLP Tel: +1 212 773 3000 5 Times Square ey.com New York, NY 10036

Report of Independent Accountants on Applying Agreed-Upon Procedures

CoreVest Purchaser 2, LLC CoreVest American Finance Depositor LLC 650 Fifth Avenue, Suite 2140 New York, New York 10019	Morgan Stanley & Co. LLC 1585 Broadway, 4th Floor New York, New York 10036
Goldman Sachs & Co. LLC 200 West Street New York, New York 10282	Wells Fargo Securities, LLC 30 Hudson Yards, 15th Floor New York, New York 10001

Re:	CoreVest American Finance 2020-1 Trust (the “Issuing Entity”) Mortgage Pass-Through Certificates (the “Certificates”) Mortgage Loan and Sample Property Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist the Specified Parties in evaluating certain information with respect to the Mortgage Loans and certain Mortgaged Properties (both as defined herein) relating to the Issuing Entity’s securitization transaction.  This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, CoreVest Purchaser 2, LLC (“CoreVest”), on behalf of CoreVest American Finance Depositor LLC (the “Depositor”), provided us with:
a.	Certain electronic data files containing information relating to the Mortgage Loans (the “Mortgage Loan Data Files”),
b.	Certain electronic data files containing information relating to the Mortgaged Properties (the “Property Data Files,” together with the Mortgage Loan Data Files, the “Data Files”),
c.	Electronic copies of the loan files for the Mortgage Loans and certain Mortgaged Properties which contain copies of:
i.	Various source documents relating to the Mortgage Loans (the “Mortgage Loan Source Documents”) and
ii.
Appraisal or desktop review reports (collectively, the “Appraisals”) and/or broker price opinions (the “BPOs,” together with the Appraisals, the “Property Source Documents”) relating to certain Mortgaged Properties,

d.
An electronic data file labeled “MSA List by Zip Code v2.xlsx” (the “MSA Support File,” together with the Property Source Documents, the “Property Sources”) which contains metropolitan statistical area information for certain zip codes,

e.
A schedule (the “Property Sampling Schedule”), certain information from which is shown on Exhibit 2 to Attachment A, that CoreVest, on behalf of the Depositor, indicated contains a list of loan identification numbers (each, a “Loan ID”) corresponding to certain fixed-rate mortgage loans,

f.
A list of characteristics on the Property Data Files (the “Property Sample Characteristics”), which are described in Attachment A, that CoreVest, on behalf of the Depositor, instructed us to compare to information contained in the Property Sources,

g.
A list of characteristics on the Mortgage Loan Data Files (the “Compared Mortgage Loan Characteristics”), which are listed on Exhibit 6 to Attachment A, that CoreVest, on behalf of the Depositor, instructed us to compare to information contained in the Mortgage Loan Source Documents,

h.
A list of characteristics on the Data Files (the “Recalculated Characteristics”), which are described in Attachment A, that CoreVest, on behalf of the Depositor, instructed us to recalculate using information on the Data Files,

i.
A list of characteristics on the Mortgage Loan Data Files (the “Provided Mortgage Loan Characteristics”), which are listed on Exhibit 7 to Attachment A, on which CoreVest, on behalf of the Depositor, instructed us to perform no procedures,

j.	A draft of the preliminary confidential offering circular for the Issuing Entity’s securitization transaction (the “Draft Preliminary Offering Circular”) and
k.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Depositor is responsible for the Data Files, Mortgage Loan Source Documents, Property Sources, Property Sampling Schedule, Property Sample Characteristics, Compared Mortgage Loan Characteristics, Recalculated Characteristics, Provided Mortgage Loan Characteristics, Draft Preliminary Offering Circular and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Data Files.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Mortgage Loan Source Documents, Property Sources, Property Sampling Schedule, Provided Mortgage Loan Characteristics, Draft Preliminary Offering Circular or any other information provided to us by CoreVest, on behalf of the Depositor, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Mortgage Loans and Mortgaged Properties, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by CoreVest, on behalf of the Depositor, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originator(s) of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Mortgage Loans or Mortgaged Properties would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

25 February 2020

Attachment A Page 1 of 10

Background

For the purpose of the procedures described in this report, CoreVest, on behalf of the Depositor, indicated that:
a.	The primary assets of the Issuing Entity will be 129 fixed-rate mortgage loans (the “Mortgage Loans”) and
b.	The Mortgage Loans are secured by first liens on 2,444 mortgaged properties (the “Mortgaged Properties”) which consist of:
i.	1,700 single-family residential properties,
ii.	310 2-4 unit residential properties,
iii.	257 townhomes,
iv.	110 condominiums,
v.	56 multifamily properties and
vi.	11 mixed use properties.

Procedures performed and our associated findings

1.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled “Active Term Data Tape 2020-11 v122 - SENT TO EY.xlsb” and the corresponding record layout and decode information (“Preliminary Property Data File 1”) that CoreVest, on behalf of the Depositor, indicated contains information relating to 1,487 mortgaged properties (the “Preliminary Properties 1”) that secure 96 mortgage loans (the “Preliminary Mortgage Loans 1”).

As instructed by CoreVest, on behalf of the Depositor, we selected a sample of Preliminary Properties 1 from Preliminary Property Data File 1 using the sample selection methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph(s) of this Item.

For each of the 96 Preliminary Mortgage Loans 1 listed on the Property Sampling Schedule, CoreVest, on behalf of the Depositor, instructed us to:
a.	Multiply 25% by the number of Preliminary Properties 1 which:
i.	Secure such Preliminary Mortgage Loan 1 and
ii.	Have “Y” for the “parent Y/N” characteristic, as shown on Preliminary Property Data File 1,
b.	Round the value computed in a. above up to the nearest integer and
c.	Select a random sample of Preliminary Properties 1 from Preliminary Property Data File 1 equal to the number computed in b. above from the population of Preliminary Properties 1 which:
i.	Secure such Preliminary Mortgage Loan 1 and
ii.	Have “Y” for the “parent Y/N” characteristic, as shown on Preliminary Property Data File 1.

Attachment A Page 2 of 10

1.  (continued)

The application of the sample selection methodology described in the preceding paragraph of this Item resulted in the selection of 531 Preliminary Properties 1 from Preliminary Property Data File 1 (the “Sample Properties 1”).  The Sample Properties 1 are shown on Exhibit 1 to Attachment A.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, did not inform us as to the basis for the instructions or methodology they instructed us to use to select the Sample Properties 1 from Preliminary Property Data File 1, or the basis for the inclusion of the 96 Preliminary Mortgage Loans 1 on the Property Sampling Schedule.  We performed no procedures relating to the Preliminary Mortgage Loans 1 that were not included on the Property Sampling Schedule.

For the purpose of the procedures described in this report, the 531 Sample Properties 1 are referred to as Sample Property Numbers 1 through 531.

2.
For each Sample Property 1, we compared the characteristics listed on Exhibit 3 to Attachment A (the “Base Property Sample Characteristics”), as shown on Preliminary Property Data File 1, to the corresponding information located in the Property Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, qualifications, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes to Exhibit 3 to Attachment A.  The Property Source Document(s) that we were instructed by CoreVest, on behalf of the Depositor, to use for each Base Property Sample Characteristic are indicated on Exhibit 3 to Attachment A.  Except for the information shown on Exhibit 4 to Attachment A, all such compared information was in agreement.

For the purpose of the procedures described in this Item, all references to the “Sample Properties” and “Property Data File” in the notes to Exhibit 3 to Attachment A refer to the “Sample Properties 1” and “Preliminary Property Data File 1,” respectively.

3.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled “Active Term Data Tape 2020-11 v155 - SENT TO EY.xlsb” and the corresponding record layout and decode information (“Preliminary Property Data File 2,” together with Preliminary Property Data File 1, the “Preliminary Property Data Files”) that CoreVest, on behalf of the Depositor, indicated contains information relating to 2,549 mortgaged properties (the “Preliminary Properties 2”) that secure 135 mortgage loans (the “Preliminary Mortgage Loans 2”).

As instructed by CoreVest, on behalf of the Depositor, we selected a sample of Preliminary Properties 2 from Preliminary Property Data File 2 using the sample selection methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph(s) of this Item.

Attachment A Page 3 of 10

3.  (continued)

For each of the 40 Preliminary Mortgage Loans 2 listed on the Property Sampling Schedule, CoreVest, on behalf of the Depositor, instructed us to:
a.	Multiply 25% by the number of Preliminary Properties 2 which:
i.	Secure such Preliminary Mortgage Loan 2 and
ii.	Have “Y” for the “parent Y/N” characteristic, as shown on Preliminary Property Data File 2,
b.	Round the value computed in a. above up to the nearest integer and
c.	Select a random sample of Preliminary Properties 2 from Preliminary Property Data File 2 equal to the number computed in b. above from the population of Preliminary Properties 2 which:
i.	Secure such Preliminary Mortgage Loan 2 and
ii.	Have “Y” for the “parent Y/N” characteristic, as shown on Preliminary Property Data File 2.

The application of the sample selection methodology described in the preceding paragraph of this Item resulted in the selection of 347 Preliminary Properties 2 from Preliminary Property Data File 2 (the “Sample Properties 2,” together with the Sample Properties 1, the “Sample Properties”).  The Sample Properties 2 are shown on Exhibit 1 to Attachment A.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, did not inform us as to the basis for the instructions or methodology they instructed us to use to select the Sample Properties 2 from Preliminary Property Data File 2, or the basis for the inclusion of the 40 Preliminary Mortgage Loans 2 on the Property Sampling Schedule.  We performed no procedures relating to the Preliminary Mortgage Loans 2 that were not included on the Property Sampling Schedule.

For the purpose of the procedures described in this report, the 347 Sample Properties 2 are referred to as Sample Property Numbers 532 through 878.

4.
For each Sample Property 2, we compared the Base Property Sample Characteristics listed on Exhibit 3 to Attachment A, as shown on Preliminary Property Data File 2, to the corresponding information located in the Property Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, qualifications, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes to Exhibit 3 to Attachment A.  The Property Source Document(s) that we were instructed by CoreVest, on behalf of the Depositor, to use for each Base Property Sample Characteristic are indicated on Exhibit 3 to Attachment A.  Except for the information shown on Exhibit 5 to Attachment A, all such compared information was in agreement.

For the purpose of the procedures described in this Item, all references to the “Sample Properties” and “Property Data File” in the notes to Exhibit 3 to Attachment A refer to the “Sample Properties 2” and “Preliminary Property Data File 2,” respectively.

Attachment A Page 4 of 10

5.
CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled “Active Term Data Tape 2020-11 v181 – SENT TO EY.xlsb” and the corresponding record layout and decode information (the “Final Property Data File,” which together with the Preliminary Property Data Files comprise the Property Data Files) that CoreVest, on behalf of the Depositor, indicated contains information relating to the Mortgage Loans and Mortgaged Properties as of the related due date of each Mortgage Loan in March 2020 (the “Cut-Off Date”).

We compared the property identification number (the “Property ID”) for each Sample Property, as shown on the applicable Preliminary Property Data File, to the corresponding Property ID on the Final Property Data File and noted that:
a.	837 of the Mortgaged Properties included on the Final Property Data File were Sample Properties (the “Final Sample Properties”) and
b.	41 Sample Properties were not included on the Final Property Data File (the “Removed Sample Properties”), which are shown on Exhibit 1 to Attachment A.

6.
For each Final Sample Property, we compared the Base Property Sample Characteristics listed on Exhibit 3 to Attachment A, as shown on Final Property Data File, to the corresponding information that we identified in performing the procedures described in Items 2. and 4. above, as applicable.  All such compared information was in agreement.

For the purpose of the procedures described in this Item, all references to the “Sample Properties” and “Property Data File” in the notes to Exhibit 3 to Attachment A refer to the “Final Sample Properties” and “Final Property Data File,” respectively.

7.
For each Mortgaged Property, we compared the “closest MSA” characteristic (the “Closest MSA Property Sample Characteristic,” which together with the Base Property Sample Characteristics comprise the Property Sample Characteristics), as shown on the Final Property Data File, to the metropolitan statistical area information on the MSA Support File for the corresponding “zip code,” as shown on the Final Property Data File.  All such compared information was in agreement.

8.
CoreVest, on behalf of the Depositor, provided us with an electronic data file and the corresponding record layout and decode information (the “Preliminary Mortgage Loan Data File”) that CoreVest, on behalf of the Depositor, indicated contains information relating to the Mortgage Loans as of the Cut‑Off Date.

For each Mortgage Loan on the Preliminary Mortgage Loan Data File, we compared the Compared Mortgage Loan Characteristics listed on Exhibit 6 to Attachment A, as shown on the Preliminary Mortgage Loan Data File, to the corresponding information located in the Mortgage Loan Source Documents that were provided by CoreVest, on behalf of the Depositor, subject to the instructions, qualifications, assumptions, methodologies and exceptions stated in the notes to Exhibit 6 to Attachment A and the succeeding paragraph(s) of this Item.

Attachment A Page 5 of 10

8.  (continued)

The Mortgage Loan Source Document(s) that CoreVest, on behalf of the Depositor, instructed us to use for each Compared Mortgage Loan Characteristic are indicated on Exhibit 6 to Attachment A.  Where more than one Mortgage Loan Source Document is listed for a Compared Mortgage Loan Characteristic, CoreVest, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Mortgage Loan Data File for the Compared Mortgage Loan Characteristic agreed with the corresponding information on at least one of the Mortgage Loan Source Documents that are listed for such Compared Mortgage Loan Characteristic on Exhibit 6 to Attachment A.  We performed no procedures to reconcile any differences that may exist between various Mortgage Loan Source Documents for any of the Compared Mortgage Loan Characteristics listed on Exhibit 6 to Attachment A.

9.
As instructed by CoreVest, on behalf of the Depositor, we adjusted the information on the Preliminary Mortgage Loan Data File to correct all the differences we noted in performing the procedures described in the Item above and provided a list of such differences to CoreVest.  The Preliminary Mortgage Loan Data File, as so adjusted, is hereinafter referred to as the “Updated Mortgage Loan Data File.”

10.
Subsequent to the performance of the procedures described in Items 8. and 9. above, CoreVest, on behalf of the Depositor, provided us with an electronic data file and the corresponding record layout and decode information (the “Final Mortgage Loan Data File,” which together with the Preliminary Mortgage Loan Data File comprise the Mortgage Loan Data Files) that CoreVest, on behalf of the Depositor, indicated contains information relating the Mortgage Loans as of the Cut‑Off Date.

Using information on the:
a.	Final Mortgage Loan Data File and
b.	Updated Mortgage Loan Data File
for each Mortgage Loan, we compared each Compared Mortgage Loan Characteristic listed on Exhibit 6 to Attachment A, as shown on the Final Mortgage Loan Data File, to the corresponding information on the Updated Mortgage Loan Data File.  All such compared information was in agreement.

11.	Using the:
a.	First Payment Date and
b.	Initial Maturity Date,
as shown on the Final Mortgage Loan Data File, we recalculated the “Original Term to Maturity (months)” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 6 of 10

12.	Using the:
a.	Mortgage Loan Initial Funded Amount ($),
b.	Interest Rate (adjusted as described in the succeeding paragraph(s) of this Item, as applicable) and
c.	Monthly Debt Service ($),
as shown on the Final Mortgage Loan Data File, and assuming that each Mortgage Loan has a fixed level monthly payment, we recalculated the “Original Amortization Term (months)” of each Mortgage Loan (except for any Interest Only Mortgage Loan(s) (as defined herein), which are described in the succeeding paragraph(s) of this Item).  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For the purpose of the “Original Amortization Term (months)” recalculation described above for each Mortgage Loan (except for any Interest Only Mortgage Loan(s)), all of which have an “Interest Rate Accrual” of “Actual/360,” as shown on the Final Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to divide the “Interest Rate,” as shown on the Final Mortgage Loan Data File, by twelve (12) and then multiply by a fraction equal to 365/360.

For any Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Original Amortization Term (months)” characteristic.

13.
Using the “First Payment Date,” as shown on the Final Mortgage Loan Data File, we recalculated the “Seasoning (months)” of each Mortgage Loan as of the Cut‑Off Date.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

14.	Using the:
a.	Mortgage Loan Initial Funded Amount ($),
b.	Interest Rate Accrual,
c.	Seasoning (months),
d.	IO Term (months),
e.	First Payment Date,
f.	Initial Maturity Date,
g.	Interest Rate and
h.	Monthly Debt Service ($),
as shown on the Final Mortgage Loan Data File, we recalculated the principal balance of each Mortgage Loan as of:
i.	The Cut‑Off Date (the “Cut-Off Date Principal Balance”) and
ii.	The “Initial Maturity Date” of the Mortgage Loan (the “Maturity Date Balance”),
assuming all scheduled payments of principal and/or interest on the Mortgage Loans are made and that there are no prepayments or other unscheduled collections.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

Attachment A Page 7 of 10

14.  (continued)

For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to:
a.	Ignore differences of +/- $1.00 or less and
b.
Recalculate the “Maturity Date Balance” as the aggregate principal balance that is scheduled to be paid on the “Initial Maturity Date” of the Mortgage Loan, including any principal component of the related “Monthly Debt Service ($),” as shown on the Final Mortgage Loan Data File, on the “Initial Maturity Date.”

15.
Using the “Cut-Off Date Principal Balance,” as shown on the Final Mortgage Loan Data File, we recalculated the “% of Pool” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

16.	Using the:
a.	Original Term to Maturity (months) and
b.	Seasoning (months),
as shown on the Final Mortgage Loan Data File, we recalculated the “Remaining Term (months)” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

17.	Using the:
a.	IO Term (months),
b.	Original Amortization Term (months) and
c.	Seasoning (months),
as shown on the Final Mortgage Loan Data File, we recalculated the “Remaining Amortization Term (months)” of each Mortgage Loan (except for any Interest Only Mortgage Loan(s), which are described in the succeeding paragraph(s) of this Item).  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For any Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Remaining Amortization Term (months)” characteristic.

18.	Using the:
a.	IO Term (months) and
b.	Seasoning (months),
as shown on the Final Mortgage Loan Data File, we recalculated the “Remaining IO Term (months)” of each Mortgage Loan (except for any Mortgage Loan(s) with an “Amortization Type” of “Amortizing Balloon,” as shown on the Final Mortgage Loan Data File (each, an “Amortizing Balloon Mortgage Loan”), which are described in the succeeding paragraph(s) of this Item). We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For any Amortizing Balloon Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Remaining IO Term (months)” characteristic.

Attachment A Page 8 of 10

19.
Using the “Monthly Debt Service ($),” as shown on the Final Mortgage Loan Data File, we recalculated the “Annualized Debt Service Payment ($)” of each Mortgage Loan as twelve (12) times the “Monthly Debt Service ($),” as shown on the Final Mortgage Loan Data File.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

20.	Using the:
a.	Servicing Fee Rate,
b.	Trustee/Note Administrator Fee Rate and
c.	CREFC® License Fee Rate,
as shown on the Final Mortgage Loan Data File, we recalculated the “Administrative Fee Rate” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

21.	Using the:
a.	Interest Rate and
b.	Administrative Fee Rate,
as shown on the Final Mortgage Loan Data File, we recalculated the “Net Mortgage Rate” of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

22.	Using:
a.	Information on the Final Mortgage Loan Data File and
b.	The applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:
i.	Mortgage Loan UW NOI DSCR,
ii.	Mortgage Loan UW NCF DSCR,
iii.	Mortgage Loan Cutoff NOI Debt Yield,
iv.	Mortgage Loan Cutoff NCF Debt Yield,
v.	Origination Date LTV Ratio,
vi.	Cut-Off Date LTV Ratio and
vii.	Maturity Date LTV Ratio
of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to round the characteristics listed in i. through ii. above to two decimal places and the characteristics listed in iii. through vii. above to the nearest 1/10th of one percent.

Attachment A Page 9 of 10

23.	Using:
a.	Information on the Final Mortgage Loan Data File and
b.	The applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:
i.	NOI DSCR as of 12/31,
ii.	NCF DSCR as of 12/31 and
iii.	NCF Debt Yield as of 12/31
of each Mortgage Loan.  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to round the characteristics listed in i. through ii. above to two decimal places and the characteristic listed in iii. above to the nearest 1/10th of one percent.

24.	Using the:
a.	Original Yield Maintenance Period and
b.	Seasoning (months),
as shown on the Final Mortgage Loan Data File, we recalculated the “Current Yield Maintenance Period” of each Yield Maintenance Mortgage Loan (as defined herein).  We compared this recalculated information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

For any Mortgage Loan that is not a Yield Maintenance Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Current Yield Maintenance Period” characteristic.

25.
Using the “Guarantor,” as shown on the Final Mortgage Loan Data File, we identified those Mortgage Loans that have at least one common “Guarantor” (the “Related Guarantor Loans”).  We compared the “Related Guarantor Loan” information to the corresponding information on the Final Mortgage Loan Data File and found such information to be in agreement.

26.
For each Mortgaged Property, we compared the “Closing Date Allocated Loan Amount” characteristic, as shown on the Final Property Data File, to the corresponding information in the loan agreement Mortgage Loan Source Document for the related Mortgage Loan.  All such compared information was in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

27.
Using the “Closing Date Allocated Loan Amount,” as shown on the Final Property Data File, we recalculated the “Allocated Loan Amount %” of each Mortgaged Property.  We compared this recalculated information to the corresponding information on the Final Property Data File and found such information to be in agreement.

Attachment A Page 10 of 10

28.	Using the:
a.	Cut-Off Date Principal Balance and
b.	Maturity Date Balance,
as shown on the Final Mortgage Loan Data File, and the “Closing Date Allocated Loan Amount,” as shown on the Final Property Data File, we recalculated the principal balance of each Mortgaged Property as of the Cut-Off Date (the “Cut-Off Date Allocated Loan Amount”) and as of the “Initial Maturity Date” of the related Mortgage Loan (the “Maturity Date Allocated Loan Amount”), based on the calculation methodology provided by CoreVest, on behalf of the Depositor, that is described in the succeeding paragraph(s) of this Item.  We compared this recalculated information to the corresponding information on the Final Property Data File and found such information to be in agreement.  For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

For the purpose of this procedure, CoreVest, on behalf of the Depositor, instructed us to allocate the “Cut-Off Date Principal Balance” and “Maturity Date Balance” of each Mortgage Loan, as shown on the Final Mortgage Loan Data File, to the respective Mortgaged Properties that secure such Mortgage Loan on a pro-rata basis using the “Closing Date Allocated Loan Amount” for the Mortgaged Properties, as shown on the Final Property Data File.

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Removed Sample Properties	Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Removed Sample Properties
1	26870	26870-14-1	X		X	88	28844	28844-7-1	X
2	26870	26870-12-1	X		X	89	28844	28844-11-1	X
3	26870	26870-10-1	X		X	90	28851	28851-2-1	X
4	26870	26870-3-1	X		X	91	28851	28851-1-1	X
5	27387	27387-9-1	X			92	28957	28957-20-1	X
6	27387	27387-15-1	X			93	28957	28957-16-1	X
7	27387	27387-5-1	X			94	28957	28957-38-1	X
8	27387	27387-12-1	X			95	28957	28957-18-1	X
9	27387	27387-3-1	X			96	28957	28957-22-1	X
10	27441	27441-5-1	X			97	28957	28957-31-1	X
11	27441	27441-1-1	X			98	28957	28957-8-1	X
12	27441	27441-3-1	X			99	28957	28957-12-1	X
13	27441	27441-2-1	X			100	28957	28957-34-1	X
14	27441	27441-4-1	X			101	28957	28957-1-1	X
15	27561	27561-28-1	X		X	102	28957	28957-2-1	X
16	27561	27561-17-1	X		X	103	29001	29001-4-1	X
17	27561	27561-11-1	X		X	104	29001	29001-10-1	X
18	27561	27561-6-1	X		X	105	29001	29001-3-1	X
19	27561	27561-12-1	X		X	106	29002	29002-11-1	X
20	27561	27561-4-1	X		X	107	29002	29002-19-1	X
21	27561	27561-23-1	X		X	108	29002	29002-29-1	X
22	27561	27561-19-1	X		X	109	29002	29002-3-1	X
23	27561	27561-21-1	X		X	110	29002	29002-25-1	X
24	27561	27561-22-1	X		X	111	29002	29002-8-1	X
25	27561	27561-27-1	X		X	112	29002	29002-2-1	X
26	27561	27561-3-1	X		X	113	29002	29002-21-1	X
27	27561	27561-33-1	X		X	114	29002	29002-26-1	X
28	27561	27561-25-1	X		X	115	29042	29042-2-1	X
29	27759	27759-25-1	X			116	29042	29042-3-1	X
30	27759	27759-16-1	X			117	29043	29043-1-1	X
31	27759	27759-19-1	X			118	29043	29043-26-1	X
32	27759	27759-31-1	X			119	29043	29043-4-1	X
33	27759	27759-18-1	X			120	29043	29043-15-1	X
34	27759	27759-34-1	X			121	29043	29043-8-1	X
35	27759	27759-7-1	X			122	29043	29043-16-1	X
36	27759	27759-29-1	X			123	29043	29043-14-1	X
37	27759	27759-4-1	X			124	29074	29074-1-1	X
38	27759	27759-22-1	X			125	29074	29074-12-1	X
39	27759	27759-36-1	X			126	29074	29074-7-1	X
40	27831	27831-4-1	X			127	29074	29074-3-1	X
41	27831	27831-6-1	X			128	29114	29114-2-1	X
42	27846	27846-17-1	X			129	29114	29114-1-1	X
43	27846	27846-18-1	X			130	29114	29114-3-1	X
44	27846	27846-1-1	X			131	29115	29115-1-1	X
45	27846	27846-3-1	X			132	29115	29115-11-1	X
46	27846	27846-9-1	X			133	29115	29115-15-1	X
47	27846	27846-2-1	X			134	29115	29115-13-1	X
48	27846	27846-11-1	X			135	29115	29115-12-1	X
49	27846	27846-16-1	X			136	29115	29115-10-1	X
50	27846	27846-4-1	X			137	29115	29115-6-1	X
51	28015	28015-4-1	X			138	29115	29115-4-1	X
52	28015	28015-5-1	X			139	29115	29115-2-1	X
53	28015	28015-1-1	X			140	29116	29116-30-1	X
54	28032	28032-1-1	X			141	29116	29116-21-1	X
55	28032	28032-7-1	X			142	29116	29116-8-1	X
56	28032	28032-5-1	X			143	29116	29116-16-1	X
57	28032	28032-9-1	X			144	29116	29116-6-1	X
58	28032	28032-2-1	X			145	29116	29116-5-1	X
59	28111	28111-1-1	X			146	29116	29116-13-1	X
60	28111	28111-3-1	X			147	29116	29116-4-1	X
61	28197	28197-2-1	X			148	29116	29116-18-1	X
62	28197	28197-1-1	X			149	29116	29116-23-1	X
63	28323	28323-3-1	X			150	29116	29116-3-1	X
64	28323	28323-11-1	X			151	29116	29116-22-1	X
65	28323	28323-1-1	X			152	29116	29116-19-1	X
66	28333	28333-2-1	X			153	29116	29116-17-1	X
67	28333	28333-6-1	X			154	29116	29116-20-1	X
68	28354	28354-2-1	X			155	29135	29135-22-1	X
69	28354	28354-4-1	X			156	29135	29135-14-1	X
70	28354	28354-1-1	X			157	29135	29135-20-1	X
71	28354	28354-3-1	X			158	29135	29135-5-1	X
72	28392	28392-4-1	X			159	29135	29135-10-1	X
73	28392	28392-5-1	X			160	29135	29135-9-1	X
74	28392	28392-1-1	X			161	29135	29135-2-1	X
75	28448	28448-3-1	X			162	29135	29135-8-1	X
76	28448	28448-15-1	X			163	29135	29135-6-1	X
77	28448	28448-2-1	X			164	29135	29135-21-1	X
78	28448	28448-7-1	X			165	29135	29135-13-1	X
79	28448	28448-14-1	X			166	29148	29148-1-1	X
80	28805	28805-6-1	X			167	29148	29148-2-1	X
81	28805	28805-4-1	X			168	29148	29148-3-1	X
82	28805	28805-1-1	X			169	29160	29160-25-1	X
83	28810	28810-1-1	X			170	29160	29160-22-1	X
84	28834	28834-2-1	X			171	29160	29160-16-1	X
85	28834	28834-1-1	X			172	29160	29160-20-1	X
86	28844	28844-2-1	X			173	29160	29160-10-1	X
87	28844	28844-1-1	X			174	29160	29160-11-1	X

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Removed Sample Properties	Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Removed Sample Properties
175	29160	29160-19-1	X		262	29333	29333-77-1	X
176	29162	29162-1-1	X		263	29333	29333-5-1	X
177	29162	29162-27-1	X		264	29333	29333-37-1	X
178	29162	29162-14-1	X		265	29333	29333-21-1	X
179	29162	29162-17-1	X		266	29333	29333-8-1	X
180	29162	29162-3-1	X		267	29333	29333-65-1	X
181	29162	29162-22-1	X		268	29333	29333-28-1	X
182	29162	29162-5-1	X		269	29333	29333-13-1	X
183	29162	29162-23-1	X		270	29348	29348-3-1	X
184	29162	29162-19-1	X		271	29348	29348-14-1	X
185	29162	29162-12-1	X		272	29348	29348-13-1	X
186	29171	29171-12-1	X		273	29348	29348-8-1	X
187	29171	29171-11-1	X		274	29348	29348-15-1	X
188	29171	29171-9-1	X		275	29363	29363-4-1	X
189	29171	29171-7-1	X		276	29363	29363-7-1	X
190	29171	29171-6-1	X		277	29363	29363-10-1	X
191	29201	29201-1-1	X		278	29363	29363-3-1	X
192	29201	29201-3-1	X		279	29369	29369-1-1	X
193	29201	29201-5-1	X		280	29369	29369-8-1	X
194	29205	29205-1-1	X		281	29381	29381-4-1	X
195	29205	29205-2-1	X		282	29381	29381-11-1	X
196	29230	29230-23-1	X		283	29381	29381-12-1	X
197	29230	29230-27-1	X		284	29381	29381-22-1	X
198	29230	29230-8-1	X		285	29381	29381-1-1	X
199	29230	29230-4-1	X		286	29381	29381-3-1	X
200	29230	29230-10-1	X		287	29381	29381-15-1	X
201	29230	29230-15-1	X		288	29403	29403-10-1	X
202	29230	29230-12-1	X		289	29403	29403-7-1	X
203	29231	29231-5-1	X		290	29403	29403-9-1	X
204	29231	29231-7-1	X		291	29403	29403-8-1	X
205	29231	29231-6-1	X		292	29421	29421-6-1	X
206	29231	29231-1-1	X		293	29421	29421-12-1	X
207	29250	29250-1-1	X		294	29421	29421-1-1	X
208	29253	29253-4-1	X		295	29421	29421-17-1	X
209	29253	29253-2-1	X		296	29421	29421-9-1	X
210	29272	29272-1-1	X		297	29442	29442-25-1	X
211	29272	29272-3-1	X		298	29442	29442-1-1	X
212	29288	29288-1-1	X		299	29442	29442-20-1	X
213	29288	29288-3-1	X		300	29442	29442-22-1	X
214	29288	29288-2-1	X		301	29442	29442-5-1	X
215	29309	29309-5-1	X		302	29442	29442-42-1	X
216	29309	29309-11-1	X		303	29442	29442-41-1	X
217	29309	29309-15-1	X		304	29442	29442-33-1	X
218	29309	29309-10-1	X		305	29442	29442-11-1	X
219	29309	29309-7-1	X		306	29442	29442-4-1	X
220	29309	29309-14-1	X		307	29442	29442-10-1	X
221	29311	29311-19-1	X		308	29442	29442-16-1	X
222	29311	29311-15-1	X		309	29442	29442-48-1	X
223	29311	29311-27-1	X		310	29449	29449-4-1	X
224	29311	29311-29-1	X		311	29449	29449-3-1	X
225	29311	29311-23-1	X		312	29449	29449-2-1	X
226	29311	29311-13-1	X		313	29449	29449-1-1	X
227	29311	29311-30-1	X		314	29460	29460-13-1	X
228	29311	29311-28-1	X		315	29460	29460-1-1	X
229	29311	29311-5-1	X		316	29460	29460-7-1	X
230	29319	29319-6-1	X		317	29460	29460-15-1	X
231	29319	29319-7-1	X		318	29471	29471-7-1	X
232	29319	29319-1-1	X		319	29471	29471-14-1	X
233	29319	29319-10-1	X		320	29471	29471-9-1	X
234	29319	29319-12-1	X		321	29471	29471-5-1	X
235	29319	29319-2-1	X		322	29471	29471-4-1	X
236	29320	29320-9-1	X	X	323	29482	29482-23-1	X
237	29320	29320-13-1	X	X	324	29482	29482-7-1	X
238	29320	29320-8-1	X	X	325	29482	29482-13-1	X
239	29320	29320-14-1	X	X	326	29482	29482-5-1	X
240	29320	29320-17-1	X	X	327	29482	29482-30-1	X
241	29320	29320-25-1	X	X	328	29482	29482-10-1	X
242	29320	29320-11-1	X	X	329	29482	29482-29-1	X
243	29320	29320-26-1	X	X	330	29482	29482-3-1	X
244	29320	29320-3-1	X	X	331	29484	29484-8-1	X
245	29320	29320-18-1	X	X	332	29484	29484-5-1	X
246	29320	29320-32-1	X	X	333	29484	29484-1-1	X
247	29320	29320-23-1	X	X	334	29484	29484-2-1	X
248	29333	29333-70-1	X		335	29503	29503-34-1	X
249	29333	29333-38-1	X		336	29503	29503-41-1	X
250	29333	29333-35-1	X		337	29503	29503-1-1	X
251	29333	29333-47-1	X		338	29503	29503-9-1	X
252	29333	29333-42-1	X		339	29503	29503-6-1	X
253	29333	29333-80-1	X		340	29503	29503-37-1	X
254	29333	29333-63-1	X		341	29503	29503-3-1	X
255	29333	29333-15-1	X		342	29503	29503-44-1	X
256	29333	29333-41-1	X		343	29503	29503-28-1	X
257	29333	29333-17-1	X		344	29503	29503-31-1	X
258	29333	29333-69-1	X		345	29503	29503-39-1	X
259	29333	29333-36-1	X		346	29503	29503-54-1	X
260	29333	29333-49-1	X		347	29503	29503-38-1	X
261	29333	29333-66-1	X		348	29503	29503-48-1	X

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Removed Sample Properties	Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Removed Sample Properties
349	29513	29513-4-1	X		436	30589	30589-5-1	X
350	29513	29513-3-1	X		437	30589	30589-6-1	X
351	29513	29513-1-1	X		438	30589	30589-12-1	X
352	29513	29513-2-1	X		439	30589	30589-4-1	X
353	29523	29523-86-1	X		440	30589	30589-2-1	X
354	29523	29523-78-1	X		441	30589	30589-13-1	X
355	29523	29523-9-1	X		442	30589	30589-11-1	X
356	29523	29523-60-1	X		443	30589	30589-7-1	X
357	29523	29523-63-1	X		444	30589	30589-15-1	X
358	29523	29523-15-1	X		445	30589	30589-10-1	X
359	29523	29523-28-1	X		446	30589	30589-3-1	X
360	29523	29523-51-1	X		447	30589	30589-8-1	X
361	29523	29523-21-1	X		448	30589	30589-9-1	X
362	29523	29523-30-1	X		449	30589	30589-1-1	X
363	29523	29523-100-1	X		450	30590	30590-1-1	X
364	29523	29523-72-1	X		451	30590	30590-3-1	X
365	29523	29523-89-1	X		452	30590	30590-2-1	X
366	29523	29523-35-1	X		453	30606	30606-8-1	X
367	29523	29523-68-1	X		454	30606	30606-9-1	X
368	29523	29523-1-1	X		455	30606	30606-1-1	X
369	29523	29523-76-1	X		456	30606	30606-2-1	X
370	29523	29523-75-1	X		457	30606	30606-4-1	X
371	29523	29523-4-1	X		458	30606	30606-3-1	X
372	29523	29523-83-1	X		459	30606	30606-5-1	X
373	29523	29523-69-1	X		460	30606	30606-6-1	X
374	29523	29523-74-1	X		461	30606	30606-10-1	X
375	29523	29523-85-1	X		462	30606	30606-7-1	X
376	29523	29523-93-1	X		463	30607	30607-2-1	X
377	29523	29523-2-1	X		464	30607	30607-1-1	X
378	29525	29525-2-1	X		465	30607	30607-11-1	X
379	29525	29525-4-1	X		466	30607	30607-6-1	X
380	29525	29525-3-1	X		467	30607	30607-4-1	X
381	29545	29545-1-1	X		468	30607	30607-5-1	X
382	29545	29545-2-1	X		469	30607	30607-9-1	X
383	29546	29546-5-1	X		470	30607	30607-3-1	X
384	29546	29546-9-1	X		471	30607	30607-10-1	X
385	29546	29546-8-1	X		472	30609	30609-1-1	X
386	29598	29598-1-1	X		473	30609	30609-2-1	X
387	29672	29672-6-1	X		474	30625	30625-1-1	X	X
388	29672	29672-1-1	X		475	30653	30653-1-1	X
389	29715	29715-2-1	X		476	30680	30680-9-1	X
390	29715	29715-7-1	X		477	30680	30680-8-1	X
391	29715	29715-5-1	X		478	30680	30680-2-1	X
392	29715	29715-3-1	X		479	30682	30682-3-1	X
393	29734	29734-17-1	X		480	30682	30682-2-1	X
394	29734	29734-4-1	X		481	30682	30682-5-1	X
395	29734	29734-15-1	X		482	30706	30706-5-1	X
396	29734	29734-6-1	X		483	30706	30706-1-1	X
397	29734	29734-1-1	X		484	30706	30706-4-1	X
398	29734	29734-11-1	X		485	30718	30718-2-1	X
399	29734	29734-2-1	X		486	30718	30718-10-1	X
400	29734	29734-10-1	X		487	30718	30718-15-1	X
401	29734	29734-14-1	X		488	30718	30718-7-1	X
402	29786	29786-6-1	X		489	30718	30718-1-1	X
403	29786	29786-16-1	X		490	30718	30718-12-1	X
404	29786	29786-8-1	X		491	30718	30718-11-1	X
405	29786	29786-10-1	X		492	30718	30718-9-1	X
406	29786	29786-11-1	X		493	30718	30718-4-1	X
407	29786	29786-1-1	X		494	30718	30718-8-1	X
408	29790	29790-6-1	X		495	30718	30718-14-1	X
409	29790	29790-9-1	X		496	30734	30734-1-1	X
410	29790	29790-7-1	X		497	30772	30772-14-1	X
411	29794	29794-2-1	X		498	30772	30772-33-1	X
412	29794	29794-4-1	X		499	30772	30772-64-1	X
413	29794	29794-1-1	X		500	30772	30772-10-1	X
414	29794	29794-3-1	X		501	30772	30772-85-1	X
415	29794	29794-7-1	X		502	30772	30772-100-1	X
416	29812	29812-9-1	X	X	503	30772	30772-109-1	X
417	29812	29812-3-1	X	X	504	30772	30772-62-1	X
418	29812	29812-1-1	X	X	505	30772	30772-86-1	X
419	30309	30309-9-1	X	X	506	30772	30772-48-1	X
420	30309	30309-1-1	X	X	507	30772	30772-32-1	X
421	30309	30309-8-1	X	X	508	30772	30772-55-1	X
422	30337	30337-1-1	X		509	30772	30772-63-1	X
423	30373	30373-1-1	X		510	30772	30772-44-1	X
424	30373	30373-2-1	X		511	30772	30772-16-1	X
425	30382	30382-21-1	X		512	30772	30772-6-1	X
426	30382	30382-20-1	X		513	30772	30772-28-1	X
427	30382	30382-14-1	X		514	30772	30772-107-1	X
428	30382	30382-1-1	X		515	30772	30772-67-1	X
429	30382	30382-10-1	X		516	30772	30772-112-1	X
430	30382	30382-19-1	X		517	30772	30772-15-1	X
431	30382	30382-22-1	X		518	30772	30772-47-1	X
432	30490	30490-8-1	X		519	30772	30772-2-1	X
433	30490	30490-7-1	X		520	30772	30772-30-1	X
434	30549	30549-1-1	X		521	30772	30772-75-1	X
435	30589	30589-14-1	X		522	30772	30772-11-1	X

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Removed Sample Properties	Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Removed Sample Properties
523	30772	30772-26-1	X			610	29502	29502-89-1	X
524	30772	30772-111-1	X			611	29502	29502-16-1	X
525	30805	30805-1-1	X			612	29502	29502-8-1	X
526	30805	30805-2-1	X			613	29502	29502-37-1	X
527	31023	31023-1-1	X			614	29502	29502-80-1	X
528	31101	31101-8-1	X			615	29502	29502-7-1	X
529	31101	31101-5-1	X			616	29502	29502-74-1	X
530	31101	31101-9-1	X			617	29502	29502-83-1	X
531	31101	31101-2-1	X			618	29507	29507-6-1	X
532	27810	27810-8-1		X		619	29507	29507-4-1	X
533	27810	27810-7-1		X		620	29521	29521-1-1	X
534	27810	27810-10-1		X		621	29521	29521-7-1	X
535	27820	27820-2-1		X		622	29521	29521-9-1	X
536	27820	27820-5-1		X		623	29521	29521-10-1	X
537	27953	27953-1-1		X		624	29521	29521-14-1	X
538	27953	27953-4-1		X		625	29521	29521-11-1	X
539	29019	29019-2-1		X	X	626	29759	29759-21-1	X
540	29019	29019-14-1		X	X	627	29759	29759-24-1	X
541	29019	29019-15-1		X	X	628	29759	29759-14-1	X
542	29019	29019-1-1		X	X	629	29759	29759-2-1	X
543	29276	29276-8-1		X		630	29759	29759-7-1	X
544	29276	29276-2-1		X		631	29759	29759-11-1	X
545	29276	29276-3-1		X		632	29759	29759-16-1	X
546	29277	29277-1-1		X		633	29759	29759-26-1	X
547	29277	29277-3-1		X		634	29759	29759-8-1	X
548	29277	29277-6-1		X		635	30306	30306-2-1	X
549	29277	29277-9-1		X		636	30306	30306-1-1	X
550	29277	29277-8-1		X		637	30322	30322-2-1	X
551	29277	29277-10-1		X		638	30322	30322-31-1	X
552	29290	29290-2-1		X		639	30322	30322-19-1	X
553	29290	29290-14-1		X		640	30322	30322-6-1	X
554	29290	29290-12-1		X		641	30322	30322-9-1	X
555	29290	29290-10-1		X		642	30322	30322-8-1	X
556	29290	29290-4-1		X		643	30322	30322-18-1	X
557	29290	29290-16-1		X		644	30322	30322-36-1	X
558	29290	29290-1-1		X		645	30322	30322-3-1	X
559	29290	29290-6-1		X		646	30322	30322-20-1	X
560	29290	29290-20-1		X		647	30322	30322-39-1	X
561	29290	29290-5-1		X		648	30388	30388-1-1	X
562	29290	29290-15-1		X		649	30388	30388-2-1	X
563	29290	29290-8-1		X		650	30410	30410-1-1	X
564	29374	29374-3-1		X		651	30433	30433-2-1	X
565	29374	29374-4-1		X		652	30433	30433-3-1	X
566	29374	29374-2-1		X		653	30433	30433-1-1	X
567	29386	29386-17-1		X		654	30508	30508-37-1	X
568	29386	29386-14-1		X		655	30508	30508-34-1	X
569	29386	29386-19-1		X		656	30508	30508-17-1	X
570	29386	29386-12-1		X		657	30508	30508-4-1	X
571	29386	29386-20-1		X		658	30508	30508-18-1	X
572	29386	29386-16-1		X		659	30508	30508-16-1	X
573	29386	29386-2-1		X		660	30508	30508-36-1	X
574	29386	29386-10-1		X		661	30508	30508-32-1	X
575	29386	29386-27-1		X		662	30508	30508-9-1	X
576	29386	29386-23-1		X		663	30508	30508-23-1	X
577	29386	29386-31-1		X		664	30508	30508-20-1	X
578	29386	29386-9-1		X		665	30508	30508-30-1	X
579	29386	29386-1-1		X		666	30508	30508-7-1	X
580	29386	29386-24-1		X		667	30509	30509-4-1	X
581	29386	29386-29-1		X		668	30509	30509-9-1	X
582	29386	29386-13-1		X		669	30509	30509-7-1	X
583	29386	29386-8-1		X		670	30512	30512-131-1	X
584	29386	29386-3-1		X		671	30512	30512-315-1	X
585	29502	29502-117-1		X		672	30512	30512-18-1	X
586	29502	29502-51-1		X		673	30512	30512-389-1	X
587	29502	29502-41-1		X		674	30512	30512-93-1	X
588	29502	29502-15-1		X		675	30512	30512-278-1	X
589	29502	29502-63-1		X		676	30512	30512-197-1	X
590	29502	29502-28-1		X		677	30512	30512-71-1	X
591	29502	29502-20-1		X		678	30512	30512-204-1	X
592	29502	29502-114-1		X		679	30512	30512-2-1	X
593	29502	29502-12-1		X		680	30512	30512-368-1	X
594	29502	29502-113-1		X		681	30512	30512-331-1	X
595	29502	29502-29-1		X		682	30512	30512-194-1	X
596	29502	29502-39-1		X		683	30512	30512-28-1	X
597	29502	29502-73-1		X		684	30512	30512-179-1	X
598	29502	29502-120-1		X		685	30512	30512-27-1	X
599	29502	29502-129-1		X		686	30512	30512-163-1	X
600	29502	29502-27-1		X		687	30512	30512-319-1	X
601	29502	29502-9-1		X		688	30512	30512-374-1	X
602	29502	29502-49-1		X		689	30512	30512-181-1	X
603	29502	29502-123-1		X		690	30512	30512-273-1	X
604	29502	29502-50-1		X		691	30512	30512-353-1	X
605	29502	29502-3-1		X		692	30512	30512-61-1	X
606	29502	29502-84-1		X		693	30512	30512-187-1	X
607	29502	29502-107-1		X		694	30512	30512-104-1	X
608	29502	29502-40-1		X		695	30512	30512-135-1	X
609	29502	29502-55-1		X		696	30512	30512-213-1	X

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Removed Sample Properties	Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Removed Sample Properties
697	30512	30512-373-1	X	784	30709	30709-2-1	X
698	30512	30512-294-1	X	785	30709	30709-1-1	X
699	30512	30512-70-1	X	786	30717	30717-3-1	X
700	30512	30512-149-1	X	787	30717	30717-1-1	X
701	30512	30512-288-1	X	788	30717	30717-6-1	X
702	30512	30512-129-1	X	789	30717	30717-7-1	X
703	30512	30512-125-1	X	790	30717	30717-5-1	X
704	30512	30512-119-1	X	791	30717	30717-4-1	X
705	30512	30512-329-1	X	792	30719	30719-8-1	X
706	30512	30512-94-1	X	793	30719	30719-6-1	X
707	30512	30512-237-1	X	794	30719	30719-9-1	X
708	30512	30512-25-1	X	795	30719	30719-10-1	X
709	30512	30512-89-1	X	796	30719	30719-3-1	X
710	30512	30512-126-1	X	797	30720	30720-2-1	X
711	30512	30512-79-1	X	798	30720	30720-4-1	X
712	30512	30512-385-1	X	799	30720	30720-3-1	X
713	30512	30512-115-1	X	800	30720	30720-1-1	X
714	30512	30512-392-1	X	801	30785	30785-1-1	X
715	30512	30512-154-1	X	802	30785	30785-2-1	X
716	30512	30512-393-1	X	803	30871	30871-6-1	X
717	30512	30512-259-1	X	804	30871	30871-14-1	X
718	30512	30512-394-1	X	805	30871	30871-11-1	X
719	30512	30512-42-1	X	806	30871	30871-16-1	X
720	30512	30512-47-1	X	807	30871	30871-1-1	X
721	30512	30512-279-1	X	808	30939	30939-12-1	X
722	30512	30512-216-1	X	809	30939	30939-27-1	X
723	30512	30512-128-1	X	810	30939	30939-28-1	X
724	30512	30512-40-1	X	811	30939	30939-32-1	X
725	30512	30512-191-1	X	812	30939	30939-17-1	X
726	30512	30512-277-1	X	813	30939	30939-30-1	X
727	30512	30512-164-1	X	814	30939	30939-13-1	X
728	30512	30512-172-1	X	815	30939	30939-5-1	X
729	30512	30512-338-1	X	816	30939	30939-19-1	X
730	30512	30512-6-1	X	817	30939	30939-22-1	X
731	30512	30512-146-1	X	818	30950	30950-2-1	X
732	30512	30512-382-1	X	819	30950	30950-1-1	X
733	30512	30512-60-1	X	820	30950	30950-3-1	X
734	30512	30512-357-1	X	821	30968	30968-14-1	X
735	30512	30512-399-1	X	822	30968	30968-7-1	X
736	30512	30512-337-1	X	823	30968	30968-11-1	X
737	30512	30512-248-1	X	824	30968	30968-8-1	X
738	30512	30512-145-1	X	825	30968	30968-16-1	X
739	30512	30512-298-1	X	826	30968	30968-1-1	X
740	30512	30512-307-1	X	827	30968	30968-5-1	X
741	30512	30512-224-1	X	828	30968	30968-15-1	X
742	30512	30512-268-1	X	829	30968	30968-17-1	X
743	30512	30512-54-1	X	830	30968	30968-13-1	X
744	30512	30512-217-1	X	831	30968	30968-2-1	X
745	30512	30512-96-1	X	832	30968	30968-3-1	X
746	30512	30512-180-1	X	833	30973	30973-3-1	X
747	30512	30512-280-1	X	834	30973	30973-30-1	X
748	30512	30512-85-1	X	835	30973	30973-18-1	X
749	30512	30512-67-1	X	836	30973	30973-15-1	X
750	30512	30512-38-1	X	837	30973	30973-17-1	X
751	30512	30512-222-1	X	838	30973	30973-20-1	X
752	30512	30512-267-1	X	839	30973	30973-5-1	X
753	30512	30512-189-1	X	840	30973	30973-31-1	X
754	30512	30512-299-1	X	841	30973	30973-1-1	X
755	30512	30512-210-1	X	842	30973	30973-34-1	X
756	30512	30512-348-1	X	843	31039	31039-5-1	X
757	30512	30512-182-1	X	844	31039	31039-3-1	X
758	30512	30512-293-1	X	845	31039	31039-10-1	X
759	30512	30512-311-1	X	846	31039	31039-13-1	X
760	30512	30512-309-1	X	847	31049	31049-5-1	X
761	30512	30512-111-1	X	848	31049	31049-2-1	X
762	30512	30512-256-1	X	849	31049	31049-7-1	X
763	30512	30512-34-1	X	850	31061	31061-12-1	X
764	30512	30512-345-1	X	851	31061	31061-2-1	X
765	30512	30512-87-1	X	852	31061	31061-22-1	X
766	30512	30512-75-1	X	853	31061	31061-20-1	X
767	30512	30512-372-1	X	854	31061	31061-16-1	X
768	30512	30512-209-1	X	855	31061	31061-4-1	X
769	30512	30512-57-1	X	856	31061	31061-23-1	X
770	30512	30512-73-1	X	857	31061	31061-24-1	X
771	30512	30512-69-1	X	858	31061	31061-8-1	X
772	30522	30522-12-1	X	859	31079	31079-12-1	X
773	30522	30522-3-1	X	860	31079	31079-17-1	X
774	30522	30522-13-1	X	861	31079	31079-4-1	X
775	30522	30522-5-1	X	862	31079	31079-21-1	X
776	30522	30522-8-1	X	863	31079	31079-7-1	X
777	30522	30522-9-1	X	864	31079	31079-13-1	X
778	30708	30708-16-1	X	865	31079	31079-5-1	X
779	30708	30708-15-1	X	866	31079	31079-15-1	X
780	30708	30708-8-1	X	867	31079	31079-29-1	X
781	30708	30708-9-1	X	868	31079	31079-31-1	X
782	30708	30708-13-1	X	869	31079	31079-30-1	X
783	30709	30709-3-1	X	870	31079	31079-22-1	X

Exhibit 1 to Attachment A

Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Removed Sample Properties	Sample Property Number	Loan ID	Property Unit ID	Sample Properties 1	Sample Properties 2	Removed Sample Properties
871	31079	31079-14-1	X	875	31142	31142-15-1	X
872	31142	31142-8-1	X	876	31142	31142-9-1	X
873	31142	31142-16-1	X	877	31183	31183-1-1	X
874	31142	31142-11-1	X	878	31583	31583-1-1	X

Exhibit 2 to Attachment A

Property Sampling Schedule

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 1	26870
27387
27441
27561
27759
27831
27846
28015
28032
28111
28197
28323
28333
28354
28392
28448
28805
28810
28834
28844
28851
28957
29001
29002
29042
29043
29074
29114
29115
29116
29135
29148
29160
29162
29171
29201
29205
29230

Exhibit 2 to Attachment A

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 1	29231
(continued)	29250
29253
29272
29288
29309
29311
29319
29320
29333
29348
29363
29369
29381
29403
29421
29442
29449
29460
29471
29482
29484
29503
29513
29523
29525
29545
29546
29598
29672
29715
29734
29786
29790
29794
29812
30309
30337
30373
30382
30490

Exhibit 2 to Attachment A

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 1	30549
(continued)	30589
30590
30606
30607
30609
30625
30653
30680
30682
30706
30718
30734
30772
30805
31023
31101

Preliminary Mortgage Loans 2	27810
27820
27953
29019
29276
29277
29290
29374
29386
29502
29507
29521
29759
30306
30322
30388
30410
30433
30508
30509
30512
30522
30708

Exhibit 2 to Attachment A

Mortgage Loan Population	Loan ID provided by CoreVest

Preliminary Mortgage Loans 2	30709
(continued)	30717
30719
30720
30785
30871
30939
30950
30968
30973
31039
31049
31061
31079
31142
31183
31583

Exhibit 3 to Attachment A

Base Property Sample Characteristics and Property Source Documents

Base Property Sample Characteristic	Property Source Document(s)	Notes

Address (Street)	Appraisal or BPO	1., 2., 3.
City	Appraisal or BPO	1., 2.
Cut-Off Date Valuation Date	Appraisal or BPO	1., 2.
Cut-Off Date Valuation Type	Appraisal or BPO	1., 2., 4.
Cut-Off Date Value	(a) Appraisal or BPO or (b) Appraisal and recalculation	1., 2.
Number Bedrooms	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 5.
Number of Bathrooms	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 6.
Number of Units	Appraisal or BPO	1., 2.
Property Type	Appraisal or BPO	1., 2., 7.
State	Appraisal or BPO	1., 2.
Swimming Pool (Y/N)	Appraisal or BPO	1., 2., 8.
Total Square Footage	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 9.
Year Built	(a) Appraisal or BPO or (b) Appraisal or BPO and recalculation	1., 2., 10.
Zip Code	Appraisal or BPO	1., 2.

Notes:

1.
For each Sample Property for which CoreVest, on behalf of the Depositor, provided more than one Appraisal and/or BPO Property Source Document, CoreVest, on behalf of the Depositor, instructed us to use the Appraisal and/or BPO Property Source Document with the most recent valuation date.

2.
With respect to certain Sample Properties, the applicable Property Source Document contains conflicting information relating to certain Base Property Sample Characteristics.  For such Sample Properties, CoreVest, on behalf of the Depositor, instructed us to note agreement if the information on the Property Data File for a Base Property Sample Characteristic agreed with any of the information on the corresponding Property Source Document which relates to such Base Property Sample Characteristic.  We performed no procedures to reconcile any conflicting information which exists on the Property Source Documents for any of the Base Property Sample Characteristics.

3.
For the purpose of comparing the “Address (Street)” Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, instructed us to ignore differences that are due to truncation, abbreviation or punctuation.

Exhibit 3 to Attachment A

Notes: (continued)

4.
CoreVest, on behalf of the Depositor, indicated that the four possible values for the “Cut‑Off Date Valuation Type” Base Property Sample Characteristic are “Appraisal,” “Exterior Appraisal,” “Exterior RAR” and “Interior RAR.”  For the purpose of comparing the “Cut‑Off Date Valuation Type” Base Property Sample Characteristic for each Sample Property where the applicable Property Source Document did not specifically state “Appraisal,” “Exterior Appraisal,” “Exterior RAR” or “Interior RAR,” CoreVest, on behalf of the Depositor, instructed us to use “Interior RAR” for the “Cut-Off Date Valuation Type” Base Property Sample Characteristic.

5.	For the purpose of comparing the “Number Bedrooms” Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Sample Property with the “Number of Units” value equal to 1, as shown on the Property Data File, compare the “Number Bedrooms,” as shown on the Property Data File, to the corresponding information in the applicable Property Source Document and

b.	For each Sample Property with the “Number of Units” value greater than 1, as shown on the Property Data File:
i.	Recalculate the “Number Bedrooms” for the Sample Property as the sum of the “Number Bedrooms” for all units corresponding to such Sample Property, as shown on the Property Data File, and
ii.	Compare the result of i. above to the corresponding information in the applicable Property Source Document.

6.	For the purpose of comparing the “Number of Bathrooms” Base Property Sample Characteristic, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Sample Property with the “Number of Units” value equal to 1, as shown on the Property Data File, compare the “Number of Bathrooms,” as shown on the Property Data File, to the corresponding information in the applicable Property Source Document and

b.	For each Sample Property with the “Number of Units” value greater than 1, as shown on the Property Data File:
i.	Recalculate the “Number of Bathrooms” for the Sample Property as the sum of the “Number of Bathrooms” for all units corresponding to such Sample Property, as shown on the Property Data File, and
ii.	Compare the result of i. above to the corresponding information in the applicable Property Source Document.

Exhibit 3 to Attachment A

Notes: (continued)

7.
For the purpose of comparing the “Property Type” Base Property Sample Characteristic for each Sample Property with an attached unit or a semi-attached unit with a design style of “row house,” “colonial,” “duplex” or “twin,” as shown in the applicable Property Source Document, CoreVest, on behalf of the Depositor, instructed us to use “townhome” as the “Property Type” Base Property Sample Characteristic.

8.
For the purpose of comparing the “Swimming Pool (Y/N)” Base Property Sample Characteristic for each Sample Property for which the applicable Property Source Document did not specifically state if the Sample Property has a swimming pool, CoreVest, on behalf of the Depositor, instructed us to use “N” for the “Swimming Pool (Y/N)” Base Property Sample Characteristic.

9.	For the purpose of comparing the “Total Square Footage” Base Property Sample Characteristic for each Sample Property, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Sample Property with the “Number of Units” value equal to 1, as shown on the Property Data File, compare the “Total Square Footage,” as shown on the Property Data File, to the corresponding information in the applicable Property Source Document and

b.	For each Sample Property with the “Number of Units” value greater than 1, as shown on the Property Data File:
i.	Recalculate the “Total Square Footage” for the Sample Property as the sum of the “Total Square Footage” for all units corresponding to such Sample Property, as shown on the Property Data File, and
ii.	Compare the result of i. above to the corresponding information in the applicable Property Source Document.

10.
For the purpose of comparing the “Year Built” Base Property Sample Characteristic for each Sample Property for which the applicable Property Source Document did not specifically state the year built, CoreVest, on behalf of the Depositor, instructed us to recalculate the “Year Built” of each Sample Property by subtracting the property age (in years), as shown in the applicable Property Source Document, from the year of the “Cut‑Off Date Valuation Date,” as shown on the Property Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, qualifications, assumptions and methodologies provided by CoreVest, on behalf of the Depositor, that are described in the notes above

Exhibit 4 to Attachment A

Sample Properties 1 Base Property Sample Characteristic Differences

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 1 Value	Property Source Document Value

3	Total Square Footage	1,056.00	1,386.00

11	Cut-Off Date Valuation Date	10/15/2019	10/22/2019

13	Address (Street)	[Redacted]	[Redacted]

51	Number of Bathrooms	2	2.5

74	Zip Code	27256	27526

75	Property Type	Townhome	Condo

77	Property Type	Townhome	Condo

133	Swimming Pool (Y/N)	N	Y

140	Swimming Pool (Y/N)	N	Y

143	Swimming Pool (Y/N)	N	Y

161	Property Type	SFR	Townhome

210	Number of Bathrooms	3	2

213	Total Square Footage	3,330.00	3,333.00

214	Number Bedrooms	11	8
	Number of Bathrooms	4	3

231	Address (Street)	[Redacted]	[Redacted]

249	Property Type	SFR	Townhome

250	Property Type	SFR	Townhome

256	Property Type	SFR	Townhome

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 1 Value	Property Source Document Value

257	Property Type	SFR	Townhome

258	Property Type	SFR	Townhome

259	Property Type	SFR	Townhome

261	Property Type	SFR	Townhome

262	Property Type	SFR	Townhome

263	Property Type	SFR	Townhome

265	Property Type	SFR	Townhome

266	Property Type	SFR	Townhome

267	Property Type	SFR	Townhome

268	Property Type	SFR	Townhome

269	Property Type	SFR	Townhome

280	Property Type	SFR	Townhome

302	Cut-Off Date Valuation Type	Appraisal	Exterior Appraisal

311	Cut-Off Date Valuation Type	Appraisal	Exterior Appraisal

342	Property Type	SFR	Townhome

343	Property Type	SFR	Townhome

344	Property Type	SFR	Townhome

347	Property Type	SFR	Townhome

360	Total Square Footage	2,064.00	2,042.00
	Year Built	1956	1930

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 1 Value	Property Source Document Value

369	Number of Bathrooms	1	2
	Total Square Footage	1,330.00	1,764.00

373	Cut-Off Date Valuation Type	Appraisal	Exterior RAR

388	Property Type	SFR	Townhome

402	Property Type	SFR	Townhome

428	Cut-Off Date Valuation Date	1/14/2020	11/14/2019

440	Cut-Off Date Valuation Date	11/6/2019	12/13/2019
	Year Built	1971	1972

446	Cut-Off Date Valuation Date	11/6/2019	12/13/2019
	Year Built	1971	1970

449	Cut-Off Date Valuation Date	11/6/2019	12/13/2019

450	City	Vestavia	Vestevia
	Cut-Off Date Valuation Date	10/2/2019	11/12/2019

451	Number Bedrooms	28	29
	Number of Bathrooms	15	14
	Total Square Footage	9,100.00	9,200.00

452	Cut-Off Date Valuation Date	10/2/2019	11/12/2019
	City	Vestavia	Hoover

454	City	Sunrise	Lauderhill

468	Cut-Off Date Value	$440,000.02	$440,000.00

473	Year Built	1940	1960

496	Number of Bathrooms	51	49
	Total Square Footage	34,584.00	34,576.00

497	City	Gaffney	Marietta

Exhibit 4 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 1 Value	Property Source Document Value

491	Property Type	Mixed Use	Multi-Family

525	Year Built	1972	1973

530	Total Square Footage	5,152.00	5,072.00

Exhibit 5 to Attachment A

Sample Properties 2 Base Property Sample Characteristic Differences

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 2 Value	Property Source Document Value

551	Cut-Off Date Valuation Date	1/14/2020	11/21/2019
	Number Bedrooms	8	9
	Total Square Footage	4,800.00	5,200.00

570	Cut-Off Date Valuation Date	1/14/2020	9/26/2019
	Total Square Footage	12,100.00	6,117.00

574	Number Bedrooms	24	22
	Number of Bathrooms	18	6
	Total Square Footage	4,200.00	8,460.00

651	Total Square Footage	15,822.00	16,182.00

704	Cut-Off Date Valuation Type	Interior RAR	Exterior RAR

737	Cut-Off Date Valuation Date	11/6/2019	11/21/2019
	Total Square Footage	1,407.00	1,398.00

754	Zip Code	77396	77389

761	Cut-Off Date Valuation Type	Interior RAR	Exterior RAR

772	Cut-Off Date Valuation Date	12/10/2019	11/6/2019

774	Cut-Off Date Valuation Date	11/6/2019	12/19/2019

775	Cut-Off Date Valuation Date	12/30/2019	11/6/2019

776	Cut-Off Date Valuation Date	12/30/2019	11/6/2019
	Number Bedrooms	1	3
	Total Square Footage	552.00	1,104.00

777	Cut-Off Date Valuation Date	11/6/2019	12/10/2019

786	Year Built	1900	1910

794	Total Square Footage	3,296.00	3,226.00

Exhibit 5 to Attachment A

Sample Property Number	Base Property Sample Characteristic	Preliminary Property Data File 2 Value	Property Source Document Value

795	Property Type	2-4 Unit	Mixed Use
	Zip Code	06519	06511

800	Number Bedrooms	11	9
	Number of Bathrooms	4	3
	Number of Units	4	3
	Total Square Footage	4,378.00	3,226.00

830	Total Square Footage	6,172.00	6,529.00

849	Cut-Off Date Valuation Date	12/6/2019	1/24/2020

870	Total Square Footage	2,623.00	2,624.00

871	Address (Street)	[Redacted]	[Redacted]
	Cut-Off Date Valuation Date	1/14/2020	12/19/2019
	Number Bedrooms	2	4
	Total Square Footage	1,633.00	1,639.00
	Zip Code	53225	53216

877	Number of Bathrooms	5	6

878	Total Square Footage	17,448.00	17,445.00

Exhibit 6 to Attachment A

Compared Mortgage Loan Characteristics and Mortgage Loan Source Documents

Underwriting Information: (see Note 2)

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

UW Annual Rent ($)	Underwriting Summary
Average Lease Term	Underwriting Summary
UW Other Income ($)	Underwriting Summary
UW Credit and Vacancy Loss ($)	Underwriting Summary
UW Effective Gross Income ($)	Underwriting Summary
UW Annual Property Management Fee ($)	Underwriting Summary
UW Annual Marketing and Leasing Costs ($)	Underwriting Summary
UW Repairs and Maintenance ($)	Underwriting Summary
UW Annual Insurance Costs ($)	Underwriting Summary
UW Annual HOA/Special Assessment Fees ($)	Underwriting Summary
UW Annual Real Estate Taxes ($)	Underwriting Summary
UW Annual Turnover Costs ($)	Underwriting Summary
UW Annual Landscaping ($)	Underwriting Summary
UW Annual Other Costs ($)	Underwriting Summary
UW Annual Expenses ($)	Underwriting Summary
UW Annual Net Operating Income ($)	Underwriting Summary
UW Annual CapEx Reserve ($)	Underwriting Summary
UW Annual Net Cash Flow ($)	Underwriting Summary
Value at Origination ($)	Underwriting Summary
% HOA (see Note 3)	Underwriting Summary or Loan Agreement
% Section 8 (see Note 4)	Underwriting Summary
Occupancy as of Origination (see Note 5)	Underwriting Summary or Rent Roll_Camillo 11_02.10.20.xlsx
Number of Units	Underwriting Summary

Reserve and Escrow Information:

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Monthly Tax Escrow	Loan Agreement or Settlement Statement
Monthly Insurance Escrow	Loan Agreement or Settlement Statement
Monthly Capital Expenditure Escrow ($)	Loan Agreement or Settlement Statement
Upfront Leasing Escrow ($)	Loan Agreement or Settlement Statement
Monthly Leasing Escrow ($)	Loan Agreement or Settlement Statement
Upfront Interest Escrow ($)	Loan Agreement or Settlement Statement
Monthly Interest Escrow ($)	Loan Agreement or Settlement Statement
Upfront Deferred Maintenance Escrow ($)	Loan Agreement or Settlement Statement
Monthly Deferred Maintenance Escrow ($)	Loan Agreement or Settlement Statement

Exhibit 6 to Attachment A

Mortgage Loan Information:

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Rent Rolls (Y/N)	Loan Agreement
Frequency of Rent Rolls	Loan Agreement
Operating Statement (Y/N)	Loan Agreement
Frequency of Operating Statements	Loan Agreement
Loan Originator	Loan Agreement
Borrower	Loan Agreement
Guarantor	Guaranty Agreement
Type of Guarantor (Individual or Type of Entity)	Guaranty Agreement
Guarantor FICO (see Notes 1 and 6)	Credit Report
Sponsor	Loan Agreement
Origination Date	Promissory Note or Loan Agreement
Payment Date	Loan Agreement
First Payment Date (see Note 7)	Loan Agreement
Initial Maturity Date	Loan Agreement
Mortgage Loan Initial Funded Amount ($)	Loan Agreement
Monthly Debt Service ($) (see Note 8)	Loan Agreement
Rate Type	Loan Agreement
Interest Rate	Loan Agreement
Interest Rate Accrual	Loan Agreement
Amortization Type	Loan Agreement
IO Term (months) (see Note 9)	Loan Agreement
Recourse (Y/N)	Guaranty Agreement
Recourse to Guarantor (Full, Partial, Carve‑out, None)	Loan Agreement
Property Manager	Loan Agreement
Prepayment Provision (see Notes 10 and 11)	Loan Agreement
Original Yield Maintenance Period (see Notes 11 and 12)	Loan Agreement
Other Prepayment Provision	Loan Agreement
Open Period (see Notes 11 and 12)	Loan Agreement
YM Calculation Method (PV or Int Diff)	Loan Agreement
Calc’d Through (Maturity or Open)	Loan Agreement
PV Discount Treasury Projection Term (Maturity or Open)	Loan Agreement
PV Discount Treasury Compounding Type (MEY or BEY)	Loan Agreement
SPE (Y/N)	Loan Agreement
Independent Director (Y/N)	Loan Agreement
Substitution Permitted (Y/N)	Loan Agreement
Partial Release Permitted (Y/N)	Loan Agreement
Substitution Provision Description	Loan Agreement
Partial Release Provisions	Loan Agreement

Exhibit 6 to Attachment A

Mortgage Loan Information: (continued)

Compared Mortgage Loan Characteristic	Mortgage Loan Source Document(s)

Partial Release Premium	Loan Agreement
Grace Period (Late Fee)	Loan Agreement
Grace Period (Principal and Interest)	Loan Agreement
Existing Secondary Financing (Y/N)	Loan Agreement
Secondary Financing Amount (Existing)	Loan Agreement
Secondary Financing Description	Loan Agreement
Future Secondary Financing Allowed (Y/N) (see Note 13)	Loan Agreement
Future Secondary Financing Description	Loan Agreement
Lockbox Type (see Note 14)	Loan Agreement
Lockbox Trigger	Loan Agreement
Cash Management Type (see Note 15)	Loan Agreement
Cash Management and Cash Trap Trigger (for Springing Cash Management) and Cash Trap Trigger (for Hard Cash Management)	Loan Agreement
Number of Properties	Loan Agreement or Underwriting Summary
Multiple Borrowers (Y/N)	Loan Agreement

Notes:

1.
For each Loan ID listed in Table A1, CoreVest, on behalf of the Depositor, instructed us to use the information in the “Provided Value” column for the applicable characteristic listed in Table A1, even if the information in the “Provided Value” column did not agree with the corresponding information that was shown in the applicable Source Document(s) or the applicable Source Document(s) were not provided to us.

Table A1:
Loan ID	Characteristic	Provided Value
29502	Guarantor FICO	678
30512	Guarantor FICO	N/A

We performed no procedures to determine the accuracy, completeness or reasonableness of the “Provided Value” information in Table A1 that was provided by CoreVest, on behalf of the Depositor.

2.
For the purpose of comparing the “Underwriting Information” Compared Mortgage Loan Characteristics that are expressed as dollar values, CoreVest, on behalf of the Depositor, instructed us to ignore differences of +/- $2.00 or less.

Exhibit 6 to Attachment A

Notes: (continued)

3.	For the purpose of comparing the “% HOA” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to divide:
a.	The total number of Mortgaged Properties that secure the Mortgage Loan which have an associated HOA fee in the “HOA” column, as shown on the underwriting summary Mortgage Loan Source Document, by
b.	The total number of Mortgaged Properties that secure the Mortgage Loan, as shown in the loan agreement or underwriting summary Mortgage Loan Source Document.

4.	For the purpose of comparing the “% Section 8” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to divide:
a.	The total number of units at the Mortgaged Properties that secure the Mortgage Loan which have “Y” in the “Section 8” column, as shown on the underwriting summary Mortgage Loan Source Document, by
b.	The total number of units at the Mortgaged Properties that secure the Mortgage Loan, as shown on the underwriting summary Mortgage Loan Source Document.

5.
For the purpose of comparing the “Occupancy as of Origination” Compared Mortgage Loan Characteristic, CoreVest, on behalf of the Depositor, provided us with an electronic data file labeled “Rent Roll_Camillo 11_02.10.20.xlsx” and instructed us to use the electronic data file as the Mortgage Loan Source Document for the Mortgage Loan identified on the Preliminary Mortgage Loan Data File with Loan ID “30512” (the “30512 Mortgage Loan”).

6.	For the purpose of comparing the “Guarantor FICO” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, provided the following instructions:
a.
For each Mortgage Loan that has one “Guarantor,” as shown on the Preliminary Mortgage Loan Data File use (a) the highest FICO score of the “Guarantor” for the “Guarantor FICO” Compared Mortgage Loan Characteristic if two FICO scores are listed on the credit report Mortgage Loan Source Document or (b) the median FICO score of the “Guarantor” for the “Guarantor FICO” Compared Mortgage Loan Characteristic if three FICO scores are listed on the credit report Mortgage Loan Source Document,

b.
For each Mortgage Loan that has more than one “Guarantor,” as shown on the Preliminary Mortgage Loan Data File  (except for the Mortgage Loans identified on the Preliminary Mortgage Loan Data with Loan IDs of “28015” (the “28015 Mortgage Loan”), “28851” (the “28851 Mortgage Loan”) and “29369” (the “29369 Mortgage Loan”), which are described in c. below), follow the methodology described in a. above to determine the FICO score for each “Guarantor,” and use the highest resulting FICO score for the “Guarantor FICO” Compared Mortgage Loan Characteristic,

c.	For the:
i.	28015 Mortgage Loan,
ii.	28851 Mortgage Loan and
iii.	29369 Mortgage Loan,
we were instructed by CoreVest, on behalf of the Depositor, to use “N/A” for the “Guarantor FICO” Compared Mortgage Loan Characteristic, as the corresponding guarantors are foreign nationals.

Exhibit 6 to Attachment A

Notes: (continued)

7.
For the purpose of comparing the “First Payment Date” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to assume that the “First Payment Date” is the ninth (9th) day of the calendar month following the first full “Interest Accrual Period” (as described in the applicable Mortgage Loan Source Document).

8.	For the purpose of comparing the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic for each Mortgage Loan except for:
a.
Any Mortgage Loan (i) with an “Amortization Type” of “Amortizing Balloon” or “Interest Only, Amortizing Balloon,” as shown on the Preliminary Mortgage Loan Data File, and (ii) which does not have a stated monthly debt service amount in the applicable Mortgage Loan Source Document (each, a “Recalculated Amortizing Mortgage Loan”) and

b.	Any Mortgage Loan with an “Amortization Type” of “Interest Only,” as shown on the Preliminary Mortgage Loan Data File (each, an “Interest Only Mortgage Loan”), which are described in the succeeding paragraph(s) of this Note, CoreVest, on behalf of the Depositor, instructed us to use the stated monthly debt service amount that is shown in the applicable Mortgage Loan Source Document.

For the purpose of comparing the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic for any Recalculated Amortizing Mortgage Loan, CoreVest, on behalf of the
Depositor, instructed us to recalculate the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic using the “PMT” function in Microsoft Excel and:
a.	The “Mortgage Loan Initial Funded Amount ($),” as shown on the Preliminary Mortgage Loan Data File,
b.	The “Interest Rate,” as shown on the Preliminary Mortgage Loan Data File (adjusted as described in the succeeding paragraph(s) of this Note) and
c.	Principal amortization period, as shown in the applicable Mortgage Loan Source Document, of each Recalculated Amortizing Mortgage Loan.

For the purpose of the “Monthly Debt Service ($)” recalculation described above for any Recalculated Amortizing Mortgage Loan which also has an “Interest Rate Accrual” of “Actual/360,” as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to divide the “Interest Rate,” as shown on the Preliminary Mortgage Loan Data File, by 12 and then multiply by a fraction equal to 365/360.

For the purpose of comparing the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic for any Interest Only Mortgage Loan which also has an “Interest Rate Accrual” of “Actual/360,” as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to recalculate the “Monthly Debt Service ($)” Compared Mortgage Loan Characteristic as 1/12th of the product of:
a.	The “Mortgage Loan Initial Funded Amount ($),” as shown on the Preliminary Mortgage Loan Data File,
b.	The “Interest Rate,” as shown on the Preliminary Mortgage Loan Data File, and
c.	365/360.

Exhibit 6 to Attachment A

Notes: (continued)

9.
For the purpose of comparing the “IO Term (months)” Compared Mortgage Loan Characteristic for any Mortgage Loan with an “Amortization Type” of “Amortizing Balloon,” as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “IO Term (months)” Compared Mortgage Loan Characteristic.

For the purpose of comparing the “IO Term (months)” Compared Mortgage Loan Characteristic for any Interest Only Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use the “Original Term to Maturity (months)” (as defined herein), as shown on the Preliminary Mortgage Loan Data File, for the “IO Term (months)” Compared Mortgage Loan Characteristic.

For the purpose of comparing the “IO Term (months)” Compared Mortgage Loan Characteristic for any Mortgage Loan with an “Amortization Type” of “Interest Only, Amortizing Balloon,” as shown on the Preliminary Mortgage Loan Data File, CoreVest, on behalf of the Depositor, instructed us to assume that for the purpose of determining the “IO Term (months),” the first “Payment Date” is the ninth (9th) day of the calendar month following the first full “Interest Accrual Period” (as described in the applicable Mortgage Loan Source Document).

10.
For the purpose of comparing the “Prepayment Provision” characteristic, CoreVest, on behalf of the Depositor, instructed us to ignore any prepayment premiums or other conditions related to partial release events, as described in the applicable Mortgage Loan Source Document.

11.	For certain Mortgage Loans, the applicable Mortgage Loan Source Document contains:
a.	A definition for “Par Prepayment Date,” which is shown as a certain “Payment Date” (e.g., the 114th Payment Date),
b.	A definition for “Payment Date,” which is defined as “with respect to each Interest Accrual Period, the ninth (9th) day of the calendar month immediately succeeding such Interest Accrual Period” and
c.
A definition for “Interest Accrual Period,” which is defined as “each period from and including the first day of a calendar month through and including the last day of such calendar month.  Notwithstanding the foregoing, the first Interest Accrual Period shall commence on and include the Closing Date.”

For the purpose of comparing the:
a.	Prepayment Provision,
b.	Original Yield Maintenance Period and
c.	Open Period
Compared Mortgage Loan Characteristics for each Mortgage Loan described in the preceding paragraph, CoreVest, on behalf of the Depositor, instructed us to assume that for the purpose of determining the “Par Prepayment Date,” the first “Payment Date” is the ninth (9th) day of the calendar month which follows the calendar month in which the “Origination Date” occurs (the “Stub Payment Date”), even though:
i.	There will not be a debt service payment made on the Stub Payment Date and
ii.
The “First Payment Date” of the Mortgage Loan, as shown on the Preliminary Mortgage Loan Data File, will be the ninth (9th) day of the second calendar month which follows the calendar month in which the “Origination Date” occurs.

Exhibit 6 to Attachment A

Notes: (continued)

11. (continued)

For the Mortgage Loan identified on the Preliminary Mortgage Loan Data File with a Loan ID of “29290” (the “29290 Mortgage Loan”), the applicable Source Document indicates a prepayment penalty period of 106 payments and an open period of 14 payments and the applicable Source Document contains the following defined terms:

"Prepayment Premium" means the Yield Maintenance Premium, provided that for the first 5% of the Loan Amount prepaid in total in any Loan Year, up to 25% total for the term of the Loan, the Prepayment Premium shall be equal to one percent (1%) of the principal amount of the Loan prepaid (the "1% Prepayment Rate"), with the Yield Maintenance Premium applying only to the principal amount of the Loan, if any, prepaid in excess of such 5% amount in any Loan Year. Notwithstanding the foregoing, if the principal amount of the Loan prepaid in any Loan Year is less than 5% of the Loan Amount, the percentage shortfall shall be added to the percentage available for the following Loan Year, on a cumulative basis, and the Yield Maintenance Premium shall apply only to the principal amount of the Loan prepaid in excess of such higher percentage. For example, if the principal amount of the Loan prepaid in the first Loan Year is 2% of the Loan Amount, then 8% of the Loan Amount could be prepaid in the second Loan Year for the 1% Prepayment Premium and, if 6% of the Loan Amount were then prepaid in the second Loan Year, 7% of the Loan Amount could be prepaid for the 1% Prepayment Premium in the third Loan Year. Notwithstanding the foregoing, (a) any prepayments of the principal amount of the Loan in excess of 5% ( or such greater percentage as may be applicable as provided above) of the Loan Amount in any Loan Year shall not reduce the percentage of the Loan Amount available for prepayment at the 1% Prepayment Rate in any succeeding year(s) but shall as set forth above be subject to the Yield Maintenance Premium, (b) any prepayments of the principal amount of the Loan to which the Prepayment Premium is not applicable, shall not reduce the percentage of the Loan Amount available for prepayment at the 1% Prepayment Rate, and (c) if an Event of Default exists, the 1% Prepayment Premium shall not apply and the Prepayment Premium shall be equal to the Yield Maintenance Premium for all prepayments of principal amounts of the Loan.

"Yield Maintenance Premium" means an amount determined by Lender to be equal to the greater of (a) one percent (1%) of the principal amount of the Loan prepaid and (b) the excess, if any, of (i) the sum of the present values of all then-scheduled payments of principal and interest on the principal amount of the Loan being prepaid through the Maturity Date (including a balloon payment on the Maturity Date of the remaining principal on the Maturity Date), with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate when compounded semi-annually, and deducting from the sum of such present values any interest paid for the period from the date of prepayment to the next succeeding Payment Date in the event such payment is not made on a Payment Date, over (ii) the principal amount of the Loan being prepaid.

For the purpose of comparing the “Prepayment Provision” Compared Mortgage Loan Characteristic for the 29290 Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “1% (up to the first 25% of OPB during the life of the loan not to exceed 5% of OPB per year) and YM1 (over 5% of OPB per year)/106_0%/14.”

Exhibit 6 to Attachment A

Notes: (continued)

12.
For the purpose of comparing the “Original Yield Maintenance Period” Compared Mortgage Loan Characteristic for any Mortgage Loan that can be prepaid with yield maintenance, as shown in the applicable Mortgage Loan Source Document (each, a “Yield Maintenance Mortgage Loan”), CoreVest, on behalf of the Depositor, instructed us to include the number of “Payment Dates” from and including the “First Payment Date” through and including the “Initial Maturity Date” of the Yield Maintenance Mortgage Loan on which the borrower is required to remit a yield maintenance payment in connection with a voluntary prepayment of the Yield Maintenance Mortgage Loan in the “Original Yield Maintenance Period” of the Yield Maintenance Mortgage Loan (in accordance with the additional instructions provided by CoreVest, on behalf of the Depositor, which are described in Note 11 above, as applicable), as shown in the applicable Mortgage Loan Source Document.

For any Mortgage Loan that is not a Yield Maintenance Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use “N/A” for the “Original Yield Maintenance Period” characteristic.

For the purpose of comparing the “Open Period” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to include the number of “Payment Dates” from and including the “First Payment Date” through and including the “Initial Maturity Date” of the Mortgage Loan on which the borrower can voluntarily prepay the Mortgage Loan without the payment of a yield maintenance payment or a prepayment premium in the “Open Period” of the Mortgage Loan (in accordance with the additional instructions provided by CoreVest, on behalf of the Depositor, which are described in Note 11 above, as applicable), as shown in the applicable Mortgage Loan Source Document.

13.
For the purpose of comparing the “Future Secondary Financing Allowed (Y/N)” Compared Mortgage Loan Characteristic for any Mortgage Loan that references a “Permitted Mezzanine Loan” in the applicable Mortgage Loan Source Document, CoreVest, on behalf of the Depositor, instructed us to assume that this “Permitted Mezzanine Loan” debt does not constitute additional debt that may be placed by the borrower on the collateral that secures the Mortgage Loan, and to use “N” for the “Future Secondary Financing Allowed (Y/N)” Compared Mortgage Loan Characteristic.

Exhibit 6 to Attachment A

Notes: (continued)

14.
For the purpose of comparing the “Lockbox Type” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use the following definitions, as applicable:

a.
Springing – As of the origination date of the Mortgage Loan, the borrower and/or related property manager is required to deposit any rent it receives in a rent deposit account or restricted account, as applicable.  Upon the occurrence of an event of default or certain trigger events as described in the applicable Mortgage Loan Source Document, the lender requires or has the option to require the borrower to direct tenants to deposit funds directly to a lockbox account or restricted account, as applicable,

b.	Hard – As of the origination date of the Mortgage Loan, there is an established lockbox account controlled by the lender into which tenants are required to deposit rents directly and
c.	N/A – As of the origination date of the Mortgage Loan, either:
i.	The borrower or the related property manager is not required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt,
ii.
The borrower or the related property manager is required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt, however, there are no requirements for the borrower to direct tenants to deposit funds directly to a rent deposit account upon the occurrence of an event of default or certain trigger events as described in the applicable Mortgage Loan Source Document, or

iii.
The borrower of the related property manager is not required to deposit any rent it receives in the rent deposit account within a specified number of days of receipt. Upon the occurrence of an event of default or certain trigger events as described in the applicable Mortgage Loan Source Document, the lender has the option to require the borrower to direct tenants to deposit funds directly to an account designated by the lender or to such other third party as directed by the lender.

15.
For the purpose of comparing the “Cash Management Type” Compared Mortgage Loan Characteristic for each Mortgage Loan, CoreVest, on behalf of the Depositor, instructed us to use the following definitions, as applicable:

a.
Springing – Prior to an event of default or certain trigger events that are described in the applicable Mortgage Loan Source Document, all cash on deposit in a rent deposit account is released periodically to the borrower.  Upon the occurrence an event of default or certain trigger events that are described in the applicable Mortgage Loan Source Document, all cash on deposit in the rent deposit account will be swept to a lender controlled cash management account and will be applied in accordance with the terms of the applicable Mortgage Loan Source Document,

b.
Hard – As of the origination date of the Mortgage Loan, all cash on deposit in the rent deposit account is swept to a lender controlled cash management account and is applied in accordance with the terms of the applicable Mortgage Loan Source Document and

c.	N/A – In accordance with the terms of the applicable Mortgage Loan Source Document, no cash management account is required to be established during the term of the related Mortgage Loan.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, qualifications, assumptions, methodologies and exceptions provided by CoreVest, on behalf of the Depositor, that are described in the notes above.

Exhibit 7 to Attachment A

Provided Mortgage Loan Characteristics

Characteristic

Loan ID
Include Y/N
Closed (Y/N)
Pool
Loan Seller
Loan Owner
Loan Purpose
Refinance Type
Loan
Next Due Date
Lien Position
Cut Off Date Value ($)
Guarantor Net Worth
Guarantor Liquidity
Recourse to Borrower (Full, Partial, Carve-out, None)
Occupancy as of Date
Rent Rolls Required as of 12/31 (Y/N)
Property Manager Type
Servicer
Servicing Fee ($)
Servicing Fee Rate
Trustee/Note Administrator Fee Rate
CREFC® License Fee Rate
Special Servicing Fee
Property Management Consultant Fee
Operating Statement Required as of 12/31 (Y/N)
Rank Loan Number
12/31 Occupancy
NOI as of 12/31
NCF as of 12/31

Note:	We performed no procedures to determine the accuracy, completeness or reasonableness of the Provided Mortgage Loan Characteristics.